UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 20, 2004
                                                --------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2004, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C2)

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New York                 333-105805-07                    13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

                270 Park Avenue
                New York, New York                              10017
--------------------------------------------------------------------------------
                (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.
        ------------

     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C2. On May 20, 2004, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as master servicer, ARCap Servicing, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C2 (the "Certificates"), issued in twenty-six classes. The Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of September 30, 2003 of $691,955,000 were sold to J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of May 12, 2003, by and among the Company and the Underwriters.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------

(EX-4) Pooling and Servicing Agreement, dated as of May 1, 2004, among J.P. Morgan Chase Commercial Mortgage Securities Corp., GMAC Commercial Mortgage Corporation, ARCap Servicing, Inc., Wells Fargo Bank, N.A. and LaSalle Bank National Association.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 28, 2004


                                               J.P. MORGAN CHASE COMMERCIAL
                                               MORTGAGE SECURITIES CORP.



                                               By:   /s/ Charles Y. Lee
                                                  ------------------------------
                                               Name:    Charles Y. Lee
                                               Title:   Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.              Description                             Electronic (E)
-----------              -----------                             --------------

(EX-4)                   Pooling and Servicing Agreement,               (E)
                         dated as of May 1, 2004, among J.P.
                         Morgan Chase Commercial Mortgage
                         Securities Corp., GMAC Commercial
                         Mortgage Corporation, ARCap
                         Servicing, Inc., Wells Fargo Bank,
                         N.A. and LaSalle Bank National
                         Association.